Exhibit 10.3

Execution Copy

FIFTH OMNIBUS AMENDment AGREEMENT

THIS FIFTH OMNIBUS AMENDMENT AGREEMENT (this “Agreement”) dated as of August 8, 2024 by and among Silver Valley Metals Corp. (“Mine Owner”) and Bunker Hill Mining Corp. (“BHMC” and together with Mine Owner, the “Obligors”), Sprott Private Resource Streaming and Royalty (Collector), LP in its own capacity (“SPRSR”) and in its capacity as security agent for and on behalf of the Sprott Entities (the “Security Agent”), Sprott Private Resource Streaming and Royalty (US Collector), LP (“SPRSR US”), Sprott Private Resource Streaming and Royalty Annex (US Collector), LP (“SPRSR Annex”), Sprott Private Resource Streaming and Royalty (US), LP, Sprott Private Resource Streaming and Royalty (International), LP, Sprott Private Resource Streaming and Royalty (Canada), LP, Ninepoint Alternative Credit Opportunities Fund and Ninepoint Credit Income Opportunities Fund.

RECITALS:

A.	BHMC, as debtor, and Mine Owner, as guarantor, issued on January 28, 2022 to and in favour of the Series 1 CD Holders convertible debentures in the aggregate principal amount of US$6,000,000 (as amended by the Second Omnibus Amendment, the Third Omnibus Amendment and the Fourth Omnibus Amendment, the “Series 1 Convertible Debentures”);

B.	BHMC, as debtor, and Mine Owner, as guarantor, issued on June 17, 2022 to and in favour of the Series 2 CD Holders series 2 convertible debentures in the aggregate principal amount of US$15,000,000 (as amended by the Third Omnibus Amendment and the Fourth Omnibus Amendment, the “Series 2 Convertible Debentures” and together with the Series 1 Convertible Debentures, the “Convertible Debentures”);

C.	SPRSR and the Series 1 CD Holders have agreed to (i) extend the maturity date of the Series 1 Convertible Debentures to March 31, 2028, and (ii) amend the terms upon which BHMC may pay accrued interest payable thereunder through the issuance of its common shares; and

D.	SPRSR and the Series 2 CD Holders have agreed to (i) extend the maturity date of the Series 2 Convertible Debentures to March 31, 2029 and (ii) amend the terms upon which BHMC may pay accrued interest payable thereunder through the issuance of its common shares.

NOW THEREFORE in consideration of the foregoing premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Parties), the Parties mutually agree as follows:

Section 1	Defined Terms.

(1)	As used in this Agreement and the recitals hereto, the following terms have the following meanings:

“Amended Loan Agreement” means the loan agreement dated as of June 23, 2023 between the Obligors, SPRSR US and Sprott Private Resource Streaming and Royalty Annex (US Collector), LP, as lenders (collectively, the “Sprott Lenders”), and SPRSR US, as agent for the Sprott Lenders, as amended by the first amendment to loan agreement dated as of the date hereof.

“Amended and Restated Royalty Put Option Agreement” means the amended and restated royalty put option agreement dated as of the date hereof between SPRSR US and the Obligors.

“Fourth Omnibus Amendment” means the fourth omnibus amendment dated as of June 23, 2023 among, inter alios, SPRSR, the Security Agent, the Series 1 CD Holders, the Series 2 CD Holders, the Mine Owner and BHMC and their respective successors and assigns.

“Guarantees” means, collectively, the guarantees made by Mine Owner contained in each of the Convertible Debentures, as each may be amended, amended and restated, modified, supplemented or replaced from time to time.

“Parties” means the Sprott Parties, the Obligors and their respective successors and assigns.

“Second Omnibus Amendment” means the second omnibus amendment agreement dated as of June 17, 2022 among SPRSR, the Security Agent, the Series 1 CD Holders, the Series 2 CD Holders, the Mine Owner and BHMC and their respective successors and assigns.

“Series 1 CD Holders” means Sprott Private Resource Streaming and Royalty (US), LP, Sprott Private Resource Streaming and Royalty (International), LP, Sprott Private Resource Streaming and Royalty (Canada), LP, Ninepoint Alternative Credit Opportunities Fund and Ninepoint Credit Income Opportunities Fund as holders of Series 1 Convertible Debentures and their respective successors and assigns.

“Series 2 CD Holders” means Sprott Private Resource Streaming and Royalty (US), LP, Sprott Private Resource Streaming and Royalty (International), LP, and Sprott Private Resource Streaming and Royalty (Canada), LP, as holders of the Series 2 Convertible Debentures and their respective successors and assigns.

“Sprott Parties” means, collectively, the Series 1 CD Holders, the Series 2 CD Holders, SPRSR, the Security Agent, SPRSR US, SPRSR Annex and their respective successors and assigns.

“Third Omnibus Amendment” means the third omnibus amendment dated as of December 5, 2022 among SPRSR, the Security Agent, the Series 1 CD Holders, the Series 2 CD Holders, the Mine Owner and BHMC and their respective successors and assigns.

(2)	Unless otherwise described herein, capitalized terms used in this Agreement that are not defined in it have the meanings given to them in the Series 2 Convertible Debentures.

Section 2	Amendments to the Series 1 Convertible Debentures.

Each Series 1 CD Holder and each Obligor agree to amend the Series 1 Convertible Debenture to which such Series 1 CD Holder is a party as follows:

(a)	The first paragraph of Section 1 of such Series 1 Convertible Debenture is hereby amended by deleting the second sentence thereof and replacing it with the following

“Subject to the provisions of this debenture (the “Debenture”), the Principal Amount together with all accrued and unpaid interest and all other monies owing hereunder, shall become due and payable on March 31, 2028 (the “Maturity Date”).”; and

(b)	Section 10.1 of such Series 1 Convertible Debenture is hereby amended by adding new paragraph (e) immediately after paragraph (d) thereof:

“(e)	Notwithstanding any other provision of this Debenture at any time when an Event of Default has occurred and is continuing, the Debtor shall pay in cash any and all accrued and unpaid interest owing hereunder on each Quarter End, upon a prepayment or at any other time when due and the Debtor shall not have the option to pay any such interest through the issuance of common shares in the capital of the Debtor.”.

Section 3	Amendments to the Series 2 Convertible Debentures.

Each Series 2 CD Holder and each Obligor agree to amend the Series 2 Convertible Debenture to which such Series 2 CD Holder is a party as follows:

(a)	The first paragraph of Section 1 of such Series 2 Convertible Debenture is hereby amended by deleting the second sentence thereof and replacing it with the following

“Subject to the provisions of this debenture (the “Debenture”), the Principal Amount together with all accrued and unpaid interest and all other monies owing hereunder, shall become due and payable on March 31, 2029 (the “Maturity Date”).”; and

(b)	Section 10.1 of such Series 2 Convertible Debenture is hereby amended by adding new paragraph (e) immediately after paragraph (d) thereof:

“(e)	Notwithstanding any other provision of this Debenture at any time when an Event of Default has occurred and is continuing, the Debtor shall pay in cash any and all accrued and unpaid interest owing hereunder on Quarter End, upon a prepayment or at any other time when due and the Debtor shall not have the option to pay any such interest through the issuance of common shares in the capital of the Debtor.”.

Section 4	Confirmation.

Each Obligor hereby acknowledges, confirms and agrees that:

(a)	each Convertible Debenture remains in full force and effect, and, except as amended by this Agreement, unamended and constitutes legal, valid and binding obligations of it enforceable against it in accordance with its respective terms;

(b)	each Guarantee to which it is a party remains in full force and effect, and except as amended by this Agreement, unamended, and continues to guarantee the payment and performance of all Obligations, as applicable, and constitutes legal, valid and binding obligations of it enforceable against it in accordance with its respective terms;

(c)	each Security Document and each security interest, assignment, mortgage, charge, lien, hypothecation and pledge granted by it in favour of the Security Agent for and the benefit of the Sprott Entities pursuant to the Security Documents constitutes legal, valid and binding obligations of it enforceable against it in accordance with its respective terms and continues to secure the PF Obligations.

Section 5	Conditions of Effectiveness of this Agreement

This Agreement shall become effective (the “Effective Date”) immediately when the following conditions shall have been satisfied:

(a)	The Obligors and the Sprott Parties shall have signed a counterpart of this Agreement;

(b)	SPRSR shall have received (i) a certificate of good standing with respect to each Obligor from the Secretary of State (or other similar official) of the jurisdiction of its incorporation; (ii) a certificate of a senior officer of each Obligor, dated the Effective Date, addressed to each Sprott Party, in form and substance reasonably acceptable to SPRSR, certifying as to the incumbency and specimen signature of each officer of such Obligor executing this Agreement or any other document delivered in connection with this Agreement on its behalf and attaching (x) a true and complete copy of articles, by-laws and any other charter documents of such Obligor, including all amendments thereto, as in effect on the Effective Date, and (y) a true and complete copy of resolutions duly adopted by its board of directors or shareholders, as the case may be, of such Obligor authorizing the execution, delivery and performance of this Agreement and the Amended and Restated Royalty Put Option Agreement and approving all matters contemplated by this Agreement and the Amended and Restated Royalty Put Option Agreement, and (iii) an opinion of legal counsel to each Obligor addressed to each Sprott Party, in form and substance reasonably acceptable to the Agent, relating to the status and capacity of such Obligor, the due authorization, execution and delivery and validity and enforceability of this Agreement, the Convertible Debentures, as amended by this Agreement, and the Amended and Restated Royalty Put Option Agreement and such other matters as SPRSR may reasonably request;

(c)	The intercreditor agreement (the “Intercreditor Agreement”) among SPRSR US, as agent for the Sprott Entities, the Security Agent, Monetary Metals Bond III LLC, Minewater Finance LLC, Minewater LLC, MW HH LLC and the Obligors shall have been executed and delivered by the parties;

(d)	The initial tranche of the financing contemplated under the secured promissory note purchase agreement dated August 8, 2024 between Monetary Metals Bond III LLC as purchaser, the Mine Owner, as borrower, and BHMC, as parent, has closed or will close concurrently with delivery of the conditions set forth in Sections 5(b) and (c) on the Effective Date; and

(e)	All costs and expenses of the Sprott Entities relating to this Agreement, the Amended Loan Agreement, the Amended and Restated Royalty Put Option Agreement and the Intercreditor Agreement and the transactions contemplated thereunder (including reasonable fees and expenses of their legal counsel) have been paid in full.

Section 6	Reference to the Convertible Debentures.

On and after the Effective Date, any reference to “this Agreement”, “hereof”, “hereunder” and words of like effect in any Convertible Debenture, and any reference to any Convertible Debenture in any other agreements will mean and be a reference to such Convertible Debenture, as amended by this Agreement, as applicable.

Section 7	Further Assurances.

Each Obligor will execute and deliver to any other Party hereto all such documents, instruments and agreements, and do all such other acts and things, as may be reasonably required, in the opinion of such other Party, to carry out the amendments and other transactions contemplated under this Agreement.

Section 8	Project Finance Document.

The Parties hereby acknowledge, confirm and agree that:

(a)	any failure of the Obligors to perform their obligations under this Agreement shall constitute an event of default under the Convertible Debentures; and

(b)	each of this Agreement, the Convertible Debentures, as amended hereby, the Amended and Restated Royalty Put Option Agreement, the Amended Loan Agreement, the ROFR Agreement and the metals purchase agreement dated as of June 23, 2023 between the Obligors and SPRSR US as agent for the Sprott Stream Parties (as defined therein) constitutes a “Project Finance Document” and the obligations hereunder and under each other Project Finance Document constitute “PF Obligations” and “Obligations”, as applicable, for the purposes of the Security, the Security Documents and the Security Sharing Agreement.

Section 9	Successors and Assigns.

This Agreement shall be binding upon and enure to the benefit of and be enforceable by each Party and its respective successors and permitted assigns.

Section 10	Severability.

If any provision of this Agreement is determined to be illegal, invalid or unenforceable, by an arbitrator or any court of competent jurisdiction from which no appeal exists or is taken, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

Section 11	Governing Law.

(1)	This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein (other than the conflict of laws rules).

(2)	Each Party agrees that any legal proceeding with respect to this Agreement or to enforce any judgment obtained against the other Parties, or any of them, may be brought in the courts of the Province of Ontario, Canada or in the courts of any jurisdiction where a Party may have assets or carries on business, and each Party hereby irrevocably submits to the non-exclusive jurisdiction of each such court and acknowledges its competence.

Section 12	Counterparts.

This Agreement may be executed in any number of counterparts, each of which is deemed to be an original, and such counterparts together constitute one and the same instrument. Transmission of an executed signature page by facsimile, email or other electronic means is as effective as a manually executed counterpart of this Agreement.

[Remainder of this page left intentionally blank. Signature page follows.]

The parties have executed this Agreement as of the date first written above.

SILVER VALLEY METALS CORP.

By:	/s/ Sam Ash
Name:	Sam Ash
Title:	President

By:	/s/ Gerbrand van Heerdan
Name:	Gerbrand van Heerdan
Title:	Treasurer

BUNKER HILL MINING CORP.

By:	/s/ Sam Ash
Name:	Sam Ash
Title:	President, Chief Executive Officer and Director

By:	/s/ Gerbrand van Heerdan
Name:	Gerbrand van Heerdan
Title:	Chief Financial Officer and Corporate Secretary

Fifth Omnibus Amendment Agreement

sprott private resource streaming and royalty (collector), lp, by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP.

By:	[Redacted – Personal Information]
Name:	[Redacted – Personal Information]
Title:	[Redacted – Personal Information]

sprott private resource streaming and royalty (collector), lp, by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP., in its capacity as Security Agent

By:	[Redacted – Personal Information]
Name:	[Redacted – Personal Information]
Title:	[Redacted – Personal Information]

Fifth Omnibus Amendment Agreement

sprott private resource streaming and royalty (US), lp, by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP., in its capacities as a Series 1 CD Holder and a Series 2 CD Holder

By:	[Redacted – Personal Information]
Name:	[Redacted – Personal Information]
Title:	[Redacted – Personal Information]

sprott private resource streaming and royalty (INTERNATIONAL), lp, by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP., in its capacities as a Series 1 CD Holder and a Series 2 CD Holder

By:	[Redacted – Personal Information]
Name:	[Redacted – Personal Information]
Title:	[Redacted – Personal Information]

sprott private resource streaming and royalty (CANADA), lp, by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP., in its capacities as a Series 1 CD Holder and a Series 2 CD Holder

By:	[Redacted – Personal Information]
Name:	[Redacted – Personal Information]
Title:	[Redacted – Personal Information]

Fifth Omnibus Amendment Agreement

sprott private resource streaming and royalty (US COLLECTOR), lp, by its general partner, SPROTT PRIVATE RESOURCE STREAMING AND ROYALTY (US GP), LLC

By:	[Redacted – Personal Information]
Name:	[Redacted – Personal Information]
Title:	[Redacted – Personal Information]

sprott private resource streaming and royalty (US COLLECTOR), lp, by its general partner, SPROTT PRIVATE RESOURCE STREAMING AND ROYALTY (US GP), LLC, in its capacities as Royalty Holder, agent for the Sprott Stream Parties and the Sprott Lenders, Sprott Stream Party and Sprott Lender

By:	[Redacted – Personal Information]
Name:	[Redacted – Personal Information]
Title:	[Redacted – Personal Information]

sprott private resource streaming and royalty annex (us collector), lp, by its general partner, , SPROTT PRIVATE RESOURCE STREAMING AND ROYALTY (US GP), LLC in its capacities as Sprott Stream Party and Sprott Lender

By:	[Redacted – Personal Information]
Name:	[Redacted – Personal Information]
Title:	[Redacted – Personal Information]

Fifth Omnibus Amendment Agreement

NINEPOINT ALTERNATIVE CREDIT OPPORTUNITIES FUND, by its Manager, ninepoint partners lp, in its capacity as a Series 1 CD Holder

By:	[Redacted – Personal Information]
Name:	[Redacted – Personal Information]
Title:	[Redacted – Personal Information]

NINEPOINT CREDIT income opportunities FUND, by its Manager, ninepoint partners lp, in its capacity as a Series 1 CD Holder

By:	[Redacted – Personal Information]
Name:	[Redacted – Personal Information]
Title:	[Redacted – Personal Information]

Fifth Omnibus Amendment Agreement